Exhibit 10(a)

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CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated March 28, 2003, in the Registration Statement on Form 20-F of Mitchells & Butlers PLC dated March 28, 2003.

Ernst & Young LLP

London, England
March 28 , 2003